SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): November 17, 2003

WFS Receivables Corporation 3

(Exact name of registrant as specified in charter)

California	333-106650	94-3401639

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

444 East Warm Spring Road #116, Las Vegas, Nevada	89119

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (702) 407-4317

This filing relates to Registration Statement No. 333-106650

ITEM 5. OTHER EVENTS

     In connection with the proposed offering of WFS Financial 2003-4 Owner Trust Auto Receivable Backed Notes, Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D, are forms or copies of certain exhibits.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 25.1	Statement of Eligibility of Indenture Trustee

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFS RECEIVABLES CORPORATION 3

Date: November 18, 2003
/s/ Mark Olson

Mark Olson, Vice President

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INDEX TO EXHIBITS

Exhibit No.	Description	Page

25.1	Statement of Eligibility of Indenture Trustee

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